                                                                      Exhibit 99

[LOGO] Banc of America Securities
--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Banc of America Funding Corporation

Mortgage Pass-Through Certificates, Series 2004-D
$373,914,000 (approximate)

Classes 1-A-1, 2-A-1, 3-A-1, 4-A-1 and 5-A-1 (Offered Certificates)

Bank of America, National Association

Seller

Wells Fargo Bank, N.A. and Washington Mutual Mortgage Securities Corp.

Master Servicers

December 16, 2004

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
[LOGO] Banc of American Securities         Banc of America Funding Corp., 2004-D
                                             Mortgage Pass-Through Certificates
                                                 $373,914,000 (approximate)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                    Last Scheduled       Certificate
        Principal            WAL (Yrs)              Prin Pmt (Mths)     Interest Rate                      Collateral   Expected
Class  Balance/(1)/ (Roll/Call/Mat)/(2)//(3)/ (Roll/Call/Mat)/(2)//(3)/   Type/(10)/     Tranche Type         Type    Ratings/(9)/
----------------------------------------------------------------------------------------------------------------------------------
1-A-1 $111,737,000      2.39 / 2.93 / 3.22           77 / 92 / 353       WAC PT /(4)/ Senior Pass-Through Hybrid Arms    /(11)/
----------------------------------------------------------------------------------------------------------------------------------
1-A-R $        100                      Information Not Provided Hereby                    Residual       Hybrid Arms      --
----------------------------------------------------------------------------------------------------------------------------------
2-A-1 $ 47,398,000      1.79 / 2.88 / 3.15           32 / 92 / 332       WAC PT /(5)/ Senior Pass-Through Hybrid Arms    /(11)/
----------------------------------------------------------------------------------------------------------------------------------
3-A-1 $ 41,411,000      3.09 / 2.94 / 3.24          120 / 92 / 360       WAC PT /(6)/ Senior Pass-Through Hybrid Arms    /(11)/
----------------------------------------------------------------------------------------------------------------------------------
4-A-1 $ 32,439,000      1.83 / 2.95 / 3.24           36 / 92 / 360       WAC PT /(7)/ Senior Pass-Through Hybrid Arms    /(11)/
----------------------------------------------------------------------------------------------------------------------------------
5-A-1 $140,929,000      2.54 / 2.94 / 3.23           84 / 92 / 360       WAC PT /(8)/ Senior Pass-Through Hybrid Arms    /(11)/
----------------------------------------------------------------------------------------------------------------------------------
 B-1  $  6,852,000                                                                        Subordinate     Hybrid Arms      --
-------------------                                                                   --------------------------------------------
 B-2  $  3,915,000                                                                        Subordinate     Hybrid Arms      --
-------------------                                                                   --------------------------------------------
 B-3  $  1,958,000                      Information Not Provided Hereby                   Subordinate     Hybrid Arms      --
-------------------                                                                   --------------------------------------------
 B-4  $  1,958,000                                                                        Subordinate     Hybrid Arms      --
-------------------                                                                   --------------------------------------------
 B-5     1,566,000                                                                        Subordinate     Hybrid Arms      --
-------------------                                                                   --------------------------------------------
 B-6     1,370,294                                                                        Subordinate     Hybrid Arms      --
----------------------------------------------------------------------------------------------------------------------------------

/(1)/ The Certificate sizes are approximate and are subject to a +/- 5% variance.

/(2)/ The WAL and Last Scheduled Principal Payment to Call and to Maturity for the Class 1-A-1, Class 2-A-1, Class 3-A-1, Class 4-A-1 and Class 5-A-1 Certificates are shown at the prepayment speed of 25% CPR and to Roll at the pricing speed of 25% CPB.

/(3)/ "Roll" is the roll date for each underlying hybrid ARM collateral repline
     (where applicable).

/(4)/ For each Distribution Date the Class 1-A-1 Certificates will have an interest rate equal to the weighted average of the net interest rates on the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(5)/ For each Distribution Date the Class 2-A-1 Certificates will have an interest rate equal to the weighted average of the net interest rates on the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(6)/ For each Distribution Date the Class 3-A-1 Certificates will have an interest rate equal to the weighted average of the net interest rates on the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(7)/ For each Distribution Date the Class 4-A-1 Certificates will have an interest rate equal to the weighted average of the net interest rates on the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(8)/ For each Distribution Date the Class 5-A-1 Certificates will have an interest rate equal to the weighted average of the net interest rates on the Group 5 Mortgage Loans (based upon the Stated Principal Balances of the Group 5 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(9)/ The credit enhancement sizes are preliminary and subject to change based upon the final pool as of the Cut-off Date and any additional rating agency analysis.

/(10)/ The Certificate coupons are approximate and subject to a +/-10 basis point variance. All Certificates pricing will be subject to yield maintenance upon delivery of the actual coupon rate prior to the closing date.

/(11)/ The Class 1-A-1, 2-A-1, 3-A-1, 4-A-1 and 5-A-1 Certificates will be rated
     AAA, or its equivalent, by at least two of Standard & Poor's, Moody's and/or Fitch.

Banc of America Securities LLC                                                 2
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2004-D
                                            Mortgage Pass-Through Certificates
                                                $373,914,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Transaction:                  Banc of America Funding 2004-D Trust

                              Mortgage Pass-Through Certificates, Series 2004-D

Lead Manager (Book Runner):   Banc of America Securities LLC

Seller:                       Bank of America, National Association

Master Servicers:             Wells Fargo Bank, N.A. and Washington Mutual
                              Mortgage Securities Corp.

Servicers:                    Bank of America, National Association, Wells Fargo
                              Bank, N.A. and Washington Mutual Mortgage
                              Securities Corp.

Trustee:                      Wachovia Bank, National Association

Securities Administrator:     Wells Fargo Bank, N.A.

Rating Agencies:              Standard & Poor's, Moody's Investors Service, Inc.
                              and/or Fitch Ratings will rate the Offered
                              Certificates.

Transaction Size:             $391,533,394

Securities Offered:           $111,737,000 Class 1-A-1 Certificates
                              $47,398,000 Class 2-A-1 Certificates
                              $41,411,000 Class 3-A-1 Certificates
                              $32,439,000 Class 4-A-1 Certificates
                              $140,929,000 Class 5-A-1 Certificates

Expected Pricing Date:        Week of December 20, 2004

Expected Closing Date:        December 29, 2004

Distribution Date:            25th of each month, or the next succeeding
                              business day (First Distribution Date:
                              January 25, 2005)

Cut-Off Date:                 December 1, 2004

Class A Certificates:         Class 1-A-1, 1-A-R, 2-A-1, 3-A-1, 4-A-1 and 5-A-1
                              Certificates (the "Class A Certificates").

Subordinate Certificates:     Class B-1, B-2, B-3, B-4, B-5 and B-6 Certificates
                              (the "Subordinate Certificates"). The Subordinate
                              Certificates are not offered hereunder.

Day Count:                    30/360
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 3
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2004-D
                                            Mortgage Pass-Through Certificates
                                                $373,914,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Group 1, 2, 3, 4 and
Group 5
Pricing Speed:                25% CPB

Clearing:                     DTC, Clearstream and Euroclear

                              Original Certificate      Minimum       Incremental
Denominations:                        Form           Denominations   Denominations
                              --------------------   -------------   -------------
   Class A Certificates       Book Entry                 $1,000           $1

SMMEA Eligibility:            The Class A Certificates are expected to
                              constitute "mortgage related securities" for purposes of SMMEA.

Tax Structure:                REMIC

Optional Clean-up Call:       Any Distribution Date on or after which the
                              aggregate Stated Principal Balance of the Group 1,
                              Group 2, Group 3, Group 4 and Group 5 Mortgage
                              Loans declines to 10% or less of their aggregate
                              Stated Principal Balance as of the Cut-off Date.

Principal Distribution:       Principal will be allocated to the certificates
                              according to the Priority of Distributions: The
                              Senior Principal Distribution Amount for Group 1 will generally be allocated first to the Class
                              1-A-R and then to the Class 1-A-1 Certificates until their class balances have been reduced to zero. The Senior Principal Distribution Amount for
                              Group 2 will generally be allocated to the Class
                              2-A-1 Certificates until their class balance has been reduced to zero. The Senior Principal
                              Distribution Amount for Group 3 will generally be allocated to the Class 3-A-1 Certificates until their class balance has been reduced to zero. The
                              Senior Principal Distribution Amount for Group 4
                              will generally be allocated to the Class 4-A-1
                              Certificates until their class balance has been reduced to zero. The Senior Principal Distribution
                              Amount for Group 5 will generally be allocated to the Class 5-A-1 Certificates until their class balance has been reduced to zero. The Subordinate
                              Principal Distribution Amount will generally be allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balance of the Class A Certificates of a Group has been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Class
                              A Certificates of one or more Groups (Please see the Priority of Distributions section.)

Interest Accrual:             Interest will accrue on the Class 1-A-1, Class
                              2-A-1, Class 3-A-1, Class 4-A-1 and Class 5-A-1
                              Certificates during each one-month period ending
                              on the last day of the month preceding the month
                              in which each Distribution Date occurs (each, an
                              "Interest Accrual Period"). The initial Interest
                              Accrual Period will be deemed to have commenced on
                              December 1, 2004. Interest which accrues on such
                              class of Certificates during an Interest Accrual
                              Period will be calculated on the assumption that
                              distributions which reduce the class balances
                              thereof on the Distribution Date in that Interest
                              Accrual Period are made on the first day of the
                              Interest Accrual Period. Interest will be
                              calculated on the basis of a 360-day year
                              consisting of twelve 30-day months.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 4
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2004-D
                                            Mortgage Pass-Through Certificates
                                                $373,914,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Administrative Fee:           The Administrative Fees with respect to the Trust
                              are payable out of the interest payments received on each Mortgage Loan. The "Administrative Fees" consist of (a) servicing compensation payable to a Servicer in respect of its servicing activities
                              (the "Servicing Fee"), (b) master servicing compensation payable to Washington Mutual Mortgage
                              Securities Corp. ("WMMSC") with respect to the Mortgage Loans master serviced by it (such fee, the "WMMSC Master Servicing Fee" and such Mortgage
                              Loans, the "WMMSC Master Serviced Loans") and (c) fees paid to the Securities Administrator
                              ("Securities Administrator Fee"). The
                              Administrative Fees will accrue on the Stated
                              Principal Balance of each Mortgage Loan at a rate
                              (the "Administrative Fee Rate") equal to the sum of the Servicing Fee Rate for such Mortgage Loan, the WMMSC Master Servicing Fee Rate, if any, for such Mortgage Loan and the Securities
                              Administrator Fee Rate. The Securities
                              Administrator Fee Rate will be [0.010%] per annum.
                              The WMMSC Master Servicing Fee Rate will be 0.05% per annum. The Servicing Fee Rate for all Loan
                              Groups will range from [0.25% to 0.375%] per annum.

Prepayment Period:            The Prepayment Period with respect to any
                              Distribution Date and (i) any partial prepayments on the Mortgage Loans is the calendar month preceding the month of such Distribution Date,
                              (ii) any prepayments in full on the Mortgage Loans master serviced by Wells Fargo (the "WF Master
                              Serviced Loans") is the calendar month preceding the month of such Distribution Date and (iii) any prepayments in full on the WMMSC Master Serviced
                              Loans is the period commencing on the 15th day of the month preceding the month of such Distribution
                              Date (or on the Cut-off Date, in the case of the first Distribution Date) and ending on the 14th day of the month of such Distribution Date.

Compensating Interest:        For the WF Master Serviced Loans, Compensating
                              Interest will equal the aggregate servicing fee payable to a Servicer for any month reduced by the aggregate prepayment interest shortfall for the Mortgage Loans serviced by such Servicer for such Distribution Date. For the WMMSC Master Serviced
                              Loans, Compensating Interest will equal the least of (a) any shortfall for the previous month in interest collections resulting from the timing of prepayments in full on the WMMSC Master Serviced
                              Loans made from the 15th day of the calendar month before the Distribution Date to the last day of the month, (b) the aggregate WMMSC Master
                              Servicing Fee payable to the WMMSC for such month, any reinvestment income realized by WMMSC relating to prepayments in full on the related WMMSC Master
                              Serviced Loans made during the Prepayment Period, and interest payments on the prepayments in full received during the period of the first day through the 14th day of the month of such Distribution Date and (c) 1/12th of 0.125% of the
                              Stated Principal Balance of the WMMSC Master
                              Serviced Loans.

Net Mortgage Interest Rate:   As to any Mortgage Loan and Distribution Date, the
                              excess of its mortgage interest rate over the
                              Administrative Fee Rate.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 5
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2004-D
                                            Mortgage Pass-Through Certificates
                                                $373,914,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Senior Percentage:            The Senior Percentage for a Loan Group on any
                              Distribution Date will equal (i) the aggregate class balance of the Class A Certificates of such Group immediately prior to such date, divided by
                              (ii) the aggregate Stated Principal Balance of the related Loan Group for such date.

Subordinate Percentage:       The Subordinate Percentage for a Loan Group for
                              any Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Pool Distribution Amount:     The Pool Distribution Amount for each Loan Group
                              with respect to any Distribution Date will be
                              equal to the sum of (A) with respect to the WF
                              Master Serviced Loans, (i) all scheduled
                              installments of interest (net of the related
                              Servicing Fee) and principal due on the Mortgage
                              Loans in such Loan Group on the due date in the
                              month of such Distribution Date, together with any
                              advances in respect thereof or any compensating
                              interest; (ii) all proceeds of any primary
                              mortgage guaranty insurance policies and any other
                              insurance policies with respect to such Loan
                              Group, to the extent such proceeds are not applied
                              to the restoration of the related mortgaged
                              property or released to the mortgagor in
                              accordance with the Servicer's normal servicing
                              procedures, and all other cash amounts received
                              and retained in connection with the liquidation of
                              defaulted Mortgage Loans in such Loan Group, by
                              foreclosure or otherwise, during the calendar
                              month preceding the month of such Distribution
                              Date (in each case, net of unreimbursed expenses
                              incurred in connection with a liquidation or
                              foreclosure and unreimbursed advances, if any);
                              (iii) all partial or full prepayments on the
                              Mortgage Loans in such Loan Group during the
                              calendar month preceding the month of such
                              Distribution Date; and (iv) any substitution
                              adjustment payments in connection with any
                              defective Mortgage Loan in such Loan Group
                              received with respect to such Distribution Date or
                              amounts received in connection with the optional
                              termination of the Trust as of such Distribution
                              Date, reduced by amounts in reimbursement for
                              advances previously made and other amounts as to
                              which the Servicer is entitled to be reimbursed
                              pursuant to the Pooling Agreement and (B) (1) the
                              total amount of all cash received by or on behalf
                              of the WMMSC Master Servicer for such WMMSC Master
                              Serviced Loans by the Determination Date and not
                              previously distributed (including advances made
                              under any servicing agreement and any Liquidation
                              Proceeds), except: (a) all scheduled payments of
                              principal and interest collected but due on a date
                              after that Distribution Date; (b) all partial
                              prepayments received after the immediately
                              preceding Prepayment Period; (c) all prepayments
                              in full received after the Prepayment Period (as
                              defined herein) immediately preceding such
                              Distribution Date (together with any interest
                              payment received with those prepayments in full to
                              the extent that it represents the payment of
                              interest accrued on the WMMSC Master Serviced
                              Loans for the period after the previous calendar
                              month), and interest that was accrued and received
                              on prepayments in full received during the period
                              from the first to the 14th day of the month of
                              such Distribution Date,
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 6
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2004-D
                                            Mortgage Pass-Through Certificates
                                                $373,914,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Pool Distribution Amount      which interest will not be included in the
Cont.:                        calculation of the Pool Distribution Amount for
                              any Distribution Date; (d) Liquidation Proceeds
                              received on the WMMSC Master Serviced Loans in
                              such Loan Group after the previous calendar month;
                              (e) all amounts in the Distribution Account that
                              are due and reimbursable to the servicers of the
                              WMMSC Master Serviced Loans in such Loan Group or
                              the WMMSC Master Servicer under the Pooling
                              Agreement; (f) the sum of the Servicing Fee and
                              the WMMSC Master Servicing Fee for each WMMSC
                              Master Serviced Loan in such Loan Group; and (g)
                              excess liquidation proceeds, which equals the
                              excess, if any, of aggregate Liquidation Proceeds
                              on the WMMSC Master Serviced Loans in a Loan Group
                              received during the previous calendar month over
                              the amount that would have been received if
                              prepayments in full had been made with respect to
                              the WMMSC Master Serviced Loans in such Loan Group
                              on the date such Liquidation Proceeds were
                              received; (2) the sum, to the extent not
                              previously distributed, of the following amounts,
                              to the extent advanced or received, as applicable,
                              by WMMSC: (a) all Advances made by WMMSC for such
                              Distribution Date relating to WMMSC Master
                              Serviced Loans in such Loan Group; and (b) any
                              amounts payable as Compensating Interest by WMMSC
                              on such Distribution Date allocable to WMMSC
                              Master Serviced Loans in such Loan Group; and (3)
                              the total amount of any cash received during the
                              calendar month prior to such Distribution Date by
                              the Securities Administrator or WMMSC in respect
                              of the obligation or right of WMMSC, WMMSC as
                              representing party or the Depositor to purchase
                              any Mortgage Loans in such Loan Group and any
                              costs or damages paid to the Trust by WMMSC as
                              representing party as a result of a breach of a
                              representation made by WMMSC as representing party
                              that a WMMSC Master Serviced Loan complied with
                              any applicable, federal, state or local predatory
                              or abusive lending laws.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 7
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2004-D
                                            Mortgage Pass-Through Certificates
                                                $373,914,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Senior Prepayment             For the following Distribution Dates, will be as
Percentage:                   follows:

                              Distribution Date               Senior Prepayment Percentage
                              -----------------               ----------------------------
                              January 2005 through December   100%;
                                 2011

                              January 2012 through December   the applicable Senior Percentage plus, 70% of
                                 2012                         the applicable Subordinate Percentage;

                              January 2013 through December   the applicable Senior Percentage plus, 60% of
                                 2013                         the applicable Subordinate Percentage;

                              January 2014 through December   the applicable Senior Percentage plus, 40% of
                                 2014                         the applicable Subordinate Percentage;

                              January 2015 through December   the applicable Senior Percentage plus, 20% of
                                 2015                         the applicable Subordinate Percentage;

                              January 2016 and thereafter     the applicable Senior Percentage;

                                 provided, however,

                                 (i) if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates of all Groups divided by (y) the aggregate Stated Principal Balance of all Loan Groups (such percentage, the "Total Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all Loan Groups for such Distribution Date will equal 100%,

                                 (ii) if on any Distribution Date prior to the
                                      January 2008 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Principal Balance of all the Loan Groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the Subordinate Percentage for each Loan Group, and

                                 (iii) if on any Distribution Date on or after
                                      the January 2008 Distribution Date, prior
                                      to giving effect to any distributions, the
                                      Aggregate Subordinate Percentage is
                                      greater than or equal to twice such
                                      percentage calculated as of the Closing
                                      Date, then the Senior Prepayment
                                      Percentage for each Loan Group for that
                                      Distribution Date will equal the Senior
                                      Percentage for each Loan Group.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 8
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2004-D
                                            Mortgage Pass-Through Certificates
                                                $373,914,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Principal Amount:             The Principal Amount for any Distribution Date and
                              any Loan Group will equal the sum of (a) the principal portion of each Monthly Payment (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan
                              Group on the related due date), (b) the Stated
                              Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor, the Seller, an originator or WMMSC as representing party and any principal proceeds in connection with a purchase by a call rights holder as of such Distribution
                              Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage
                              Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

Senior Principal              The Senior Principal Distribution Amount for a
Distribution Amount:          Loan Group for any Distribution Date will equal
                              the sum of (i) the Senior Percentage for such Loan
                              Group of all amounts described in clauses (a) through (d) of the definition of "Principal
                              Amount" for such Loan Group and such Distribution
                              Date and (ii) the Senior Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan
                              Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal         The Subordinate Principal Distribution Amount for
Distribution Amount:          a Loan Group for any Distribution Date will equal
                              the sum of (i) the Subordinate Percentage for such
                              Loan Group of the amounts described in clauses (a)
                              through (d) of the definition of "Principal
                              Amount" for such Loan Group and such Distribution
                              Date and (ii) the Subordinate Prepayment
                              Percentage for such Loan Group of the amounts
                              described in clauses (e) and (f) of the definition
                              of "Principal Amount" for such Loan Group and such
                              Distribution Date.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 9
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2004-D
                                            Mortgage Pass-Through Certificates
                                                $373,914,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Preliminary Credit Support
--------------------------------------------------------------------------------
The Class B Certificates are cross-collateralized and provide credit support for all Groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

                      Subordination of Class B Certificates
                      -------------------------------------
                                     Class A
                              Credit Support [4.50%]
                      -------------------------------------
                                    Class B-1
                              Credit Support [2.75%]
                      -------------------------------------
                                    Class B-2
                              Credit Support [1.75%]             Order of
     Priority of      -------------------------------------        Loss
       Payment                      Class B-3                   Allocation
                              Credit Support [1.25%]
                      -------------------------------------
                                    Class B-4
                              Credit Support [0.75%]
                      -------------------------------------
                                    Class B-5
                              Credit Support [0.35%]
                      -------------------------------------
                                    Class B-6
                              Credit Support [0.00%]
                      -------------------------------------

--------------------------------------------------------------------------------
                      Preliminary Priority of Distributions
--------------------------------------------------------------------------------
Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:
--------------------------------------------------------------------------------

                      Preliminary Priority of Distributions

       -------------------------------------------------------------------
        First, to the Class A Certificates of each Group to pay Interest;
       -------------------------------------------------------------------

       -------------------------------------------------------------------
       Second, to the Class A Certificates of each Group to pay Principal;
       -------------------------------------------------------------------

       -------------------------------------------------------------------
          Third, sequentially, to each class of Subordinate Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class B-1 Certificates, until each class balance is zero; and
       -------------------------------------------------------------------

       -------------------------------------------------------------------
           Fourth, to the residual certificate, any remaining amounts.
       -------------------------------------------------------------------

Banc of America Securities LLC                                                10
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2004-D
                                            Mortgage Pass-Through Certificates
                                                $373,914,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DESCRIPTION OF THE COLLATERAL
GROUP 1 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

                    Summary                            Total          Minimum        Maximum
                    -------                       ---------------   -----------   -------------
Cut-off Date Principal Balance                    $117,001,962.79
Number of Loans                                               271
Average Original Loan Balance                     $    435,829.52   $106,200.00   $1,000,000.00
Average Current Loan Balance                      $    431,741.56   $ 50,862.88   $  998,378.13
W.A. Original LTV                                           69.09%        22.35%          93.86%
W.A. Gross Coupon                                           4.469%        3.375%          5.875%
W.A. Gross Margin                                           2.250%        2.250%          2.250%
W.A. Initial Cap                                            5.000%        5.000%          5.000%
W.A. Periodic Cap                                           2.000%        2.000%          2.000%
W.A. Maximum Rate                                           9.469%        8.375%         10.875%
W.A. Term to Next Rate Adjustment Date (months)                52            46              77
W.A. Remaining Term to Maturity (months)                      351           346             353
W.A. FICO Score                                               747           613             814

                                                                  Cut-off Date
                                                Range          Principal Balance
                                                -----          -----------------
Product Type                                      Adjustable        100.00%
                                                       Fixed          0.00%
Interest Only Loans                                                  40.99%

1st Lien                                                            100.00%

Property Type                                            SFR         71.04%
                                                  2-4 Family          0.00%
                                                         PUD         24.45%
                                                 Condominium          4.51%
                                                 Cooperative          0.00%

Occupancy Status                                Primary Home         99.32%
                                           Investor Property          0.00%
                                                 Second Home          0.68%

Purpose                                             Purchase         23.84%
                                               R/T Refinance         59.10%
                                               C/O Refinance         17.06%

Index Type                                     6 Month LIBOR          0.00%
                                              12 Month LIBOR        100.00%
                                                  1 Year CMT          0.00%

California Percentage                                                85.97%
California Distribution                  Northern California         78.07%
                                         Southern California         21.93%

Loans with Prepayment Penalties                                       0.00%
Loans with Primary Mortgage Insurance                                 0.42%
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                11
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2004-D
                                            Mortgage Pass-Through Certificates
                                                $373,914,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DESCRIPTION OF THE COLLATERAL
GROUP 2 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

                    Summary                            Total         Minimum        Maximum
                    -------                       --------------   -----------   -------------
Cut-off Date Principal Balance                    $49,631,666.80
Number of Loans                                              111
Average Original Loan Balance                     $   475,424.75   $304,000.00   $1,000,000.00
Average Current Loan Balance                      $   447,132.13   $  6,662.19   $  968,794.25
W.A. Original LTV                                          68.10%        32.64%          95.00%
W.A. Gross Coupon                                           5.60%        4.375%          6.375%
W.A. Gross Margin                                          2.250%        2.250%          2.250%
W.A. Initial Cap                                           5.000%        5.000%          5.000%
W.A. Periodic Cap                                          2.000%        2.000%          2.000%
W.A. Maximum Rate                                         10.600%        9.375%         11.375%
W.A. Term to Next Rate Adjustment Date (months)               32            31              32
W.A. Remaining Term to Maturity (months)                     329            92             332
W.A. FICO Score                                              743           617             816

                                                                  Cut-off Date
                                                Range          Principal Balance
                                                -----          -----------------
Product Type                                      Adjustable        100.00%
                                                       Fixed          0.00%
Interest Only Loans                                                   0.00%

1st Lien                                                            100.00%

Property Type                                            SFR         55.28%
                                                  2-4 Family          3.39%
                                                         PUD         31.74%
                                                 Condominium          9.40%
                                                 Cooperative          0.19%

Occupancy Status                                Primary Home         91.90%
                                           Investor Property          0.85%
                                                 Second Home          7.25%

Purpose                                             Purchase         53.29%
                                               R/T Refinance         34.43%
                                               C/O Refinance         12.28%

Index Type                                     6 Month LIBOR          0.00%
                                              12 Month LIBOR        100.00%
                                                  1 Year CMT          0.00%

California Percentage                                                56.66%
California Distribution                  Northern California         65.73%
                                         Southern California         34.27%

Loans with Prepayment Penalties                                       0.00%
Loans with Primary Mortgage Insurance                                 3.49%
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                12
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2004-D
                                            Mortgage Pass-Through Certificates
                                                $373,914,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DESCRIPTION OF THE COLLATERAL
GROUP 3 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

                    Summary                            Total         Minimum        Maximum
                    -------                       --------------   -----------   -------------
Cut-off Date Principal Balance                    $43,362,760.56
Number of Loans                                               81
Average Original Loan Balance                     $   536,103.26   $107,000.00   $1,481,000.00
Average Current Loan Balance                      $   535,342.72   $105,997.00   $1,479,378.96
W.A. Original LTV                                          61.32%        26.76%          85.00%
W.A. Gross Coupon                                          5.467%        4.625%          6.375%
W.A. Gross Margin                                          2.557%        2.250%          2.750%
W.A. Initial Cap                                           5.000%        5.000%          5.000%
W.A. Periodic Cap                                          2.000%        2.000%          2.000%
W.A. Maximum Rate                                         10.467%        9.625%         11.375%
W.A. Term to Next Rate Adjustment Date (months)              118           117             120
W.A. Remaining Term to Maturity (months)                     356           238             360
W.A. FICO Score                                              737           655             814

                                                                  Cut-off Date
                                                Range          Principal Balance
                                                -----          -----------------
Product Type                                      Adjustable        100.00%
                                                       Fixed          0.00%
Interest Only Loans                                                  35.43%

1st Lien                                                            100.00%

Property Type                                            SFR         79.62%
                                                  2-4 Family          0.00%
                                                         PUD          9.43%
                                                 Condominium          9.86%
                                                 Cooperative          0.00%
                                                   Townhouse          1.09%

Occupancy Status                                Primary Home         90.24%
                                           Investor Property          0.00%
                                                 Second Home          9.76%

Purpose                                             Purchase         53.58%
                                               R/T Refinance         20.91%
                                               C/O Refinance         25.51%

Index Type                                     6 Month LIBOR          0.00%
                                              12 Month LIBOR         38.68%
                                                  1 Year CMT         61.32%

California Percentage                                                52.07%
California Distribution                  Northern California         27.81%
                                         Southern California         72.19%

Loans with Prepayment Penalties                                       0.00%
Loans with Primary Mortgage Insurance                                 1.73%
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                13
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2004-D
                                            Mortgage Pass-Through Certificates
                                                $373,914,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DESCRIPTION OF THE COLLATERAL
GROUP 4 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

                    Summary                            Total       Minimum    Maximum
                    -------                       --------------   -------   -------------
Cut-off Date Principal Balance                    $33,967,179.97
Number of Loans                                               75
Average Original Loan Balance                     $   455,061.53   $56,000   $1,500,000.00
Average Current Loan Balance                      $   452,895.73   $56,000   $1,500,000.00
W.A. Original LTV                                          70.42%    46.01%          90.00%
W.A. Gross Coupon                                          4.785%    3.375%          5.750%
W.A. Gross Margin                                          2.250%    2.250%          2.250%
W.A. Initial Cap                                           2.000%    2.000%          2.000%
W.A. Periodic Cap                                          2.000%    2.000%          2.000%
W.A. Maximum Rate                                         10.785%    9.375%         11.750%
W.A. Term to Next Rate Adjustment Date (months)               33        24              36
W.A. Remaining Term to Maturity (months)                     357       348             360
W.A. FICO Score                                              739       645             807

                                                                  Cut-off Date
                                                Range          Principal Balance
                                                -----          -----------------
Product Type                                      Adjustable        100.00%
                                                       Fixed          0.00%
Interest Only Loans                                                  69.80%

1st Lien                                                            100.00%

Property Type                                            SFR         67.96%
                                                  2-4 Family          0.00%
                                                         PUD         24.99%
                                                 Condominium          6.23%
                                                 Cooperative          0.00%
                                                   Townhouse          0.83%

Occupancy Status                                Primary Home         92.12%
                                           Investor Property          0.00%
                                                 Second Home          7.88%

Purpose                                             Purchase         42.02%
                                               R/T Refinance         37.38%
                                               C/O Refinance         20.60%

Index Type                                     6 Month LIBOR          0.00%
                                              12 Month LIBOR        100.00%
                                                  1 Year CMT          0.00%

California Percentage                                                67.94%
California Distribution                  Northern California         62.39%
                                         Southern California         37.61%

Loans with Prepayment Penalties                                       0.00%
Loans with Primary Mortgage Insurance                                 1.33%
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                14
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2004-D
                                            Mortgage Pass-Through Certificates
                                                $373,914,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DESCRIPTION OF THE COLLATERAL
GROUP 5 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

                    Summary                            Total          Minimum       Maximum
                    -------                       ---------------   ----------   -------------
Cut-off Date Principal Balance                    $147,569,823.89
Number of Loans                                               537
Average Original Loan Balance                         $275,083.78   $20,000.00   $1,491,750.00
Average Current Loan Balance                          $274,804.14   $19,978.11   $1,491,750.00
W.A. Original LTV                                           74.29%       12.00%         101.85%
W.A. Gross Coupon                                           5.379%       4.250%          6.625%
W.A. Gross Margin                                           2.250%       2.250%          2.250%
W.A. Initial Cap                                            5.000%       5.000%          5.000%
W.A. Periodic Cap                                           2.000%       2.000%          2.000%
W.A. Maximum Rate                                          10.379%       9.250%         11.625%
W.A. Term to Next Rate Adjustment Date (months)                60           52              84
W.A. Remaining Term to Maturity (months)                      358          179             360
W.A. FICO Score                                               728          616             809

                                                                  Cut-off Date
                                                Range          Principal Balance
                                                -----          -----------------
Product Type                                      Adjustable        100.00%
                                                       Fixed          0.00%
Interest Only Loans                                                  33.99%

1st Lien                                                            100.00%

Property Type                                            SFR         60.44%
                                                  2-4 Family          3.76%
                                                         PUD         23.11%
                                                 Condominium         12.12%
                                                 Cooperative          0.00%
                                                   Townhouse          0.57%

Occupancy Status                                Primary Home         89.12%
                                           Investor Property          5.68%
                                                 Second Home          5.20%

Purpose                                             Purchase         65.60%
                                               R/T Refinance         16.00%
                                               C/O Refinance         18.39%

Index Type                                     6 Month LIBOR          0.00%
                                              12 Month LIBOR        100.00%
                                                  1 Year CMT          0.00%

California Percentage                                                47.96%
California Distribution                  Northern California         50.89%
                                         Southern California         49.11%

Loans with Prepayment Penalties                                       0.00%
Loans with Primary Mortgage Insurance                                 3.99%
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                15
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2004-D
                                            Mortgage Pass-Through Certificates
                                                $373,914,000 (approximate)
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                16
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.